                             SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                (Amendment No.  )

Filed by the Registrants [X]
Filed by a Party other than the Registrants [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


    HARTFORD ADVISERS FUND, INC., HARTFORD BOND FUND, INC., HARTFORD CAPITAL APPRECIATION FUND, INC., HARTFORD DIVIDEND AND GROWTH FUND, INC., HARTFORD INDEX FUND, INC., HARTFORD INTERNATIONAL ADVISERS FUND, INC., HARTFORD INTERNATIONAL OPPORTUNITIES FUND, INC., HARTFORD MORTGAGE SECURITIES FUND, INC., HARTFORD SMALL COMPANY FUND, INC., HARTFORD STOCK FUND, INC., HARTFORD U.S. GOVERNMENT MONEY MARKET FUND, INC., HVA MONEY MARKET FUND, INC.
    ----------------------------------------------------------------------------
                (Names of Registrants as Specified in their Charters)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1)   Title of each class of securities to which transaction applies:

    ____________________________________________________________________________

    2)   Aggregate number of securities to which transaction applies:

    ____________________________________________________________________________

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ____________________________________________________________________________

    4)   Proposed maximum aggregate value of transaction:

    ____________________________________________________________________________

    5)   Total fee paid:

    ____________________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:

    _________________________________________________

    2)   Form, Schedule or Registration Statement No.:

    _________________________________________________

    3)   Filing Party:

    _________________________________________________

    4)   Date Filed:

    _________________________________________________

                             HARTFORD MUTUAL FUNDS
                       HARTFORD LIFE INSURANCE COMPANIES
                              200 HOPMEADOW STREET
                               SIMSBURY, CT 06089
                               February 19, 1997

TO OUR VARIABLE ANNUITY AND VARIABLE LIFE CONTRACT OWNERS:

    A Special Meeting (the "Meeting") of Shareholders of the mutual funds which serve as funding media for your variable annuity or variable life insurance policy (each a "Fund", or, jointly the "Funds") will be held at the offices of Hartford Life Insurance Companies, 200 Hopmeadow Street, Simsbury, CT 06089, on April 22, 1997 at 1:30 p.m., Eastern Standard Time, for the purpose of considering the proposals described in the enclosed Notice of Special Meeting of Shareholders and Proxy Statement.

    Shareholders of each Fund are being asked to consider a number of proposals. First, under Proposal No. 1, shareholders of each Fund are being asked to consider and vote upon the election of seven Directors to each Fund's Board of Directors. In addition, under Proposal Nos. 2 through 7, shareholders of each Fund are being asked to approve amendments to various fundamental investment restrictions of each Fund, as described more fully in the accompanying Proxy Statement. Finally, under Proposal No. 8, shareholders of each Fund are being asked to ratify the selection of independent accountants for each Fund for the Fund's fiscal year ending December 31, 1997.

    THE BOARD OF DIRECTORS OF EACH FUND HAS UNANIMOUSLY VOTED IN FAVOR OF THE PROPOSALS AND RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL.

    Although you are not technically a shareholder of the Funds, your contract value is invested in shares of one or more of the Funds through separate accounts established by the Hartford Life Insurance Companies for such purpose. Since the value of your contract depends on the investment performance of the Funds, you have the right to instruct the Hartford Life Insurance Companies as to the manner in which shares of the Funds attributable to your contract value are voted. The number of votes as to each Fund for which you may give instructions is equal to the proportional value of the amount you have allocated to a Fund. Fractional votes are counted. Fund shares for which no instructions are received, including shares not attributable to contract owners, will be voted in the same proportion as those for which instructions are received.

    Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement for the Funds and a Voting Instructions Form for each Fund in which your contract values were invested as of February 10, 1997, the record date for the Meeting. The Proxy Statement provides background information and explains the matters to be voted on at the Meeting. WE URGE YOU TO READ THE PROXY STATEMENT AND THEN COMPLETE AND RETURN EACH VOTING INSTRUCTIONS FORM ON OR BEFORE APRIL 21, 1997. YOUR VOTE IS EXTREMELY IMPORTANT AND YOUR PROMPT RESPONSE WILL HELP SAVE THE EXPENSE OF ADDITIONAL SOLICITATION MAILINGS.

                                          Sincerely yours,
                                          Joseph H. Gareau
                                          President of the Funds

                          HARTFORD ADVISERS FUND, INC.
                            HARTFORD BOND FUND, INC.
                    HARTFORD CAPITAL APPRECIATION FUND, INC.
                    HARTFORD DIVIDEND AND GROWTH FUND, INC.
                           HARTFORD INDEX FUND, INC.
                   HARTFORD INTERNATIONAL ADVISERS FUND, INC.
                             HARTFORD INTERNATIONAL
                            OPPORTUNITIES FUND, INC.
                    HARTFORD MORTGAGE SECURITIES FUND, INC.
                       HARTFORD SMALL COMPANY FUND, INC.
                           HARTFORD STOCK FUND, INC.
                            HARTFORD U.S. GOVERNMENT
                            MONEY MARKET FUND, INC.
                          HVA MONEY MARKET FUND, INC.
                             HARTFORD MUTUAL FUNDS
                       HARTFORD LIFE INSURANCE COMPANIES
                              200 HOPMEADOW STREET
                               SIMSBURY, CT 06089

--------------------------------------------------------------------------------
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 22, 1997
--------------------------------------------------------------------------------

    To the Shareholders of the above funds:

    NOTICE IS HEREBY GIVEN that a special meeting (the "Meeting") of shareholders of Hartford Advisers Fund, Inc. ("Advisers Fund"), Hartford Bond Fund, Inc. ("Bond Fund"), Hartford Capital Appreciation Fund, Inc. ("Capital Appreciation Fund"), Hartford Dividend and Growth Fund, Inc. ("Dividend and Growth Fund"), Hartford Index Fund, Inc. ("Index Fund"), Hartford International Advisers Fund, Inc. ("International Advisers Fund"), Hartford International Opportunities Fund, Inc. ("International Opportunities Fund"), Hartford Mortgage Securities Fund, Inc. ("Mortgage Securities Fund"), Hartford Small Company Fund, Inc. ("Small Company Fund"), Hartford Stock Fund, Inc. ("Stock Fund"), Hartford U.S. Government Money Market Fund, Inc. ("U.S. Government Money Market Fund"), and HVA Money Market Fund, Inc. ("HVA Money Market Fund") (each a "Fund" or, jointly, "Funds") will be held at the offices of Hartford Life Insurance Companies, 200 Hopmeadow Street, Simsbury, CT 06089, on the 22nd day of April, 1997 at 1:30 p.m. At the Meeting, shareholders of each Fund, voting separately, will consider and vote upon the following proposals:

    1.  To elect seven (7) nominees as Directors of the Funds.

    2. To approve an amendment to the Fund's fundamental investment restriction regarding the making of loans.

    3. To approve an amendment to the Fund's fundamental investment restriction regarding borrowing.

    4. To approve an amendment to the Fund's fundamental investment restriction regarding diversification.

    5. To approve an amendment to the Fund's fundamental investment restriction regarding real estate.

    6. To approve an amendment to the Fund's fundamental investment restriction regarding senior securities.

    7. To approve an amendment to the Fund's fundamental investment restriction regarding commodities.

    8. To ratify the selection of Arthur Andersen LLP as each Fund's independent public accountants for each Fund's fiscal year ending December 31, 1997.

    9. To transact any other business that may properly come before the Meeting or any adjournment of the Meeting.

    These proposals are more fully discussed in the accompanying Proxy
Statement.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF ALL PROPOSALS.

    Each person who was a shareholder ("Shareholder") on February 10, 1997 is entitled to receive notice of, and to vote at, the Meeting. The number of votes to which each Shareholder is entitled will be determined as of the close of business on that date.

    A copy of the Annual Report of the Funds for the fiscal year ended December 31, 1996, and subsequent semi-annual report, if any, may be obtained free of charge by writing to Hartford Life Insurance Companies, Variable Products Operations, Hartford Plaza, Hartford, CT 06115, or by calling 1-800-862-6668.

    WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED VOTING INSTRUCTION CARDS IN THE POSTAGE-PAID ENVELOPE PROVIDED SO YOU WILL BE REPRESENTED AT THE MEETING.

February 19, 1997                              /s/ Michael O'Halloran
------------------------------                 ------------------------------
Date                                           Michael O'Halloran
                                               SECRETARY

                  INSTRUCTIONS FOR EXECUTING INSTRUCTION CARD

    The following general rules for executing instruction cards may be of assistance to you and help you avoid the time and expense to the Funds involved in validating your vote if you fail to execute your instruction card properly.

    1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the instruction card.

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration on the instruction card.

    3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individuals executing the proxy card. For example:

REGISTRATION                                   VALID SIGNATURE
---------------------------------------------  ---------------------------------------------
CORPORATE ACCOUNTS
(1)  ABC Corp.                                 Sarah Smith, Treasurer
(2)  ABC Corp.
    c/o Sarah Smith, Treasurer

TRUST ACCOUNTS
(1)  ABC Corp. Profit Sharing Plan             Ann B. Brown, Trustee
(2)  ABC Trust
    Ann B. Brown, Trustee
    u/t/d 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS
(1)  John Conner, Cust.                        John Conner
    f/b/o John Conner, Jr.
    UGMA
(2)  City of San Lucia                         Paul Ring, City Manager
                                               Paul Ring, Chairman of Deferred Compensation
                                               Committee

                             HARTFORD MUTUAL FUNDS
                       HARTFORD LIFE INSURANCE COMPANIES
                              200 HOPMEADOW STREET
                               SIMSBURY, CT 06089
                                PROXY STATEMENT
                    FOR THE SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 22, 1997

    The accompanying Proxy is solicited on behalf of the Boards of Directors of Hartford Advisers Fund, Inc. ("Advisers Fund"), Hartford Bond Fund, Inc. ("Bond Fund"), Hartford Capital Appreciation Fund, Inc. ("Capital Appreciation Fund"), Hartford Dividend and Growth Fund, Inc. ("Dividend and Growth Fund"), Hartford Index Fund, Inc. ("Index Fund"), Hartford International Advisers Fund, Inc. ("International Advisers Fund"), Hartford International Opportunities Fund, Inc. ("International Opportunities Fund"), Hartford Mortgage Securities Fund, Inc. ("Mortgage Securities Fund"), Hartford Small Company Fund, Inc. ("Small Company Fund"), Hartford Stock Fund, Inc. ("Stock Fund"), Hartford U.S. Government Money Market Fund, Inc. ("U.S. Government Money Market Fund"), and HVA Money Market Fund, Inc. ("HVA Money Market Fund") (each a "Fund" or, jointly, "Funds") for the Special Meeting of Shareholders (the "Meeting") to be held at Hartford Life Insurance Companies, 200 Hopmeadow Street, Simsbury, Connecticut 06089, the principal offices of the Funds, on April 22, 1997 at 1:30 p.m., Eastern Standard Time, or any adjournments thereof. This Proxy solicitation is being made through the mails, but supplementary solicitations may also be made by telephone, telegraph or personal interview by representatives of the Funds. The cost of all solicitations will be borne by the Funds.

    This Proxy Statement is being furnished to owners of variable annuity contracts and variable life insurance policies ("Contract owners") issued by Hartford Life Insurance Companies and ITT Hartford Life and Annuity Insurance Company (collectively, "Hartford") who have allocated value under their variable annuity contracts and variable life insurance policies ("Variable Contracts") to separate accounts sponsored by Hartford which are registered under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Separate Accounts"). The Separate Accounts invest Contract owners' assets in the Funds in accordance with instructions received from Contract owners. The Funds are sponsored by Hartford for use only in conjunction with Variable Contracts and, therefore, shares of the Funds are not sold directly to the public. Because Contract owners are indirectly invested in the Funds through their investment in the Separate Accounts and have the right to instruct Hartford how to vote shares of the Funds on all matters requiring a Shareholder vote, Contract owners should consider themselves Shareholders of the Funds for purposes of this Proxy Statement.

    Each Proxy given may be revoked at any time before its exercise by giving notice of revocation to the Secretary of the Funds by written message, facsimile transmission, telegraph, telephone, or attending the Meeting and voting in person. This Proxy material is being mailed to Shareholders on or about February 19, 1997.

    The Boards of Directors of the Funds have fixed the close of business on February 10, 1997 as the record date for the determination of the shares entitled to notice of and to vote at the Meeting and at any adjournments thereof. Shareholders at the close of business on the record date will be entitled to one full or fractional vote for each full or fractional share held. As of the close of business on February 10, 1997, the number of shares of each Fund outstanding was as follows:


NAME OF FUND                                                                                  OUTSTANDING SHARES
-------------------------------------------------------------------------------------------  ---------------------
Advisers Fund..............................................................................      2,750,598,976.128
Bond Fund..................................................................................        406,488,264.116
Capital Appreciation Fund..................................................................        879,273,766.400
Dividend and Growth Fund...................................................................        616,194,999.766
Index Fund.................................................................................        272,733,522.337
International Advisers Fund................................................................         99,982,334.690
International Opportunities Fund...........................................................        720,496,254.606
Mortgage Securities Fund...................................................................        304,633,517.335
Small Company Fund.........................................................................         52,399,415.307
Stock Fund.................................................................................        737,164,275.047
U.S. Government Money Market Fund..........................................................         10,980,835.330
HVA Money Market Fund......................................................................        532,148,210.880


    Hartford will vote the shares of the Funds held by the Separate Accounts in accordance with instructions received from Contract owners. Shares for which no instructions have been given, shares owned by Hartford ("seed money" shares), and shares held by Hartford in separate accounts not registered under the 1940 Act will be voted in the same proportion as shares for which Hartford has received instructions from Contract owners.

    Hartford or its affiliates has contributed seed money to certain of the Funds. As of December 31, 1996, Hartford had direct ownership in the following funds:

FUND NAME                                                                                     PERCENTAGE OWNERSHIP
-------------------------------------------------------------------------------------------  -----------------------
Small Company Fund.........................................................................              7.5%

    Other than the foregoing, all shares of the Funds are held by the Separate Accounts and unregistered separate accounts of Hartford.

    Except to the extent indicated above, to the knowledge of the Funds, no Shareholder owned of record or beneficially more than 5% of the outstanding shares of any of the Funds on the record date.

    All Funds were incorporated under the laws of the State of Maryland. The Stock Fund was organized on March 11, 1976. The HVA Money Market Fund, the Hartford Bond Fund, the U.S. Government Money Market Fund, and the Advisers Fund were organized on December 1, 1982. The Index Fund was organized on May 16, 1983. The Capital Appreciation Fund was organized on September 20, 1983. The Mortgage Securities Fund was organized on October 5, 1984. The International Opportunities Fund was organized on January 25, 1990. The Dividend and Growth Fund was organized on October 22, 1993. The International Advisers Fund was organized on September 28, 1994. The Small Company Fund was organized on January 19, 1996. Under Maryland law, there is no requirement that the Funds hold annual Shareholder meetings.

    A COPY OF THE ANNUAL REPORT OF THE FUNDS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996, AND SUBSEQUENT SEMI-ANNUAL REPORT, IF ANY, MAY BE OBTAINED FREE OF CHARGE BY WRITING TO HARTFORD LIFE INSURANCE COMPANIES, VARIABLE PRODUCTS OPERATIONS, HARTFORD PLAZA, HARTFORD, CT 06115, OR BY CALLING 1-800-862-6668.

    The following tables set forth the proposals that apply to your Fund. Each Fund will vote separately with respect to each proposal.

                                                   PROPOSAL
                             -----------------------------------------------------
                                 1.           2.
                             ELECTION OF   MAKING OF      3.             4.
         FUND NAME            DIRECTORS      LOANS     BORROWING   DIVERSIFICATION
 --------------------------  -----------   ---------   ---------   ---------------
 Advisers Fund.............       x            x           x              x
 Bond Fund.................       x            x           x              x
 Capital Appreciation
  Fund.....................       x            x           x              x
 Dividend & Growth Fund....       x            x           x              x
 Index Fund................       x            x           x              x
 International Advisers
  Fund.....................       x            x           x              x
 International
  Opportunities Fund.......       x            x           x              x
 Mortgage Securities
  Fund.....................       x            x           x              x
 Small Company Fund........       x            x           x              x
 Stock Fund................       x            x           x              x
 U.S. Government Money
  Market Fund..............       x            x           x              x
 HVA Money Market Fund.....       x            x           x              x

                                                    PROPOSAL
                             ------------------------------------------------------
                                                                            8.
                                                                         SELECTION
                                 5.                          7.             OF
                             INVESTMENTS       6.        INVESTMENTS    INDEPENDENT
                               IN REAL       SENIOR          IN           PUBLIC
         FUND NAME             ESTATE      SECURITIES    COMMODITIES    ACCOUNTANTS
 --------------------------  -----------   ----------   -------------   -----------
 Advisers Fund.............       x             x             x              x
 Bond Fund.................       x             x             x              x
 Capital Appreciation
  Fund.....................       x             x             x              x
 Dividend & Growth Fund....       x             x             x              x
 Index Fund................       x             x             x              x
 International Advisers
  Fund.....................       x             x             x              x
 International
  Opportunities Fund.......       x             x             x              x
 Mortgage Securities
  Fund.....................       x             x             x              x
 Small Company Fund........       x             x             x              x
 Stock Fund................       x             x             x              x
 U.S. Government Money
  Market Fund..............       x             x             x              x
 HVA Money Market Fund.....       x             x             x              x

    To be approved, each proposal requires the affirmative vote of a majority of the outstanding voting securities of each Fund. A majority vote for each Fund is defined in the 1940 Act as the lesser of: (a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund.

PROPOSAL 1 -- ELECTION OF SEVEN (7) DIRECTORS FOR EACH FUND. FOR SHAREHOLDERS OF
              ALL FUNDS, VOTING SEPARATELY.

    The Nominating Committee of the Boards of Directors recommends that the number of Directors for each Fund be set at seven and that you vote for the election of the nominees described below to hold office until their successors are elected and shall qualify or until they die, retire, resign, are removed or become disqualified. All nominees named below are currently Directors of each Fund and have served in that capacity continuously since originally elected or appointed. In case a vacancy shall for any reason exist, the remaining Directors will fill such vacancy by appointing another Director, so long as, immediately after such appointment, at least two-thirds of the Board of Directors holding office has been elected by Shareholders. If, at any time, less than a majority of the Board of Directors holding office has been elected by Shareholders, the Directors then in office will promptly call a Shareholders' meeting for the purpose of electing the Board of Directors. Otherwise, there will normally be no meeting of Shareholders for the purpose of electing Directors.

    Each nominee has consented to being named in this Proxy Statement and to serving as a Director of the Funds, if elected. The nominees for election as Directors of each Fund, and certain information about them, is set forth below.


 NOMINEE (AGE)                             PRINCIPAL OCCUPATION
 ------------------------  ----------------------------------------------------
 Joseph A. Biernat         Financial consultant; formerly, Vice President of
 Director since 1982 (69)  Client Services, Wright Investors Services
                           (1989-1990), Executive Vice President, Boston
                           Security Counselors (1988-1989) and Senior Vice
                           President and Treasurer of United Technologies
                           Corporation (1984-1987).
 Winifred E. Coleman       President of Saint Joseph College, West Hartford, CT
 Director since 1995 (64)  (since 1991). Director of LeMoyne College and St.
                           Francis Hospital.
 Joseph H. Gareau*         Executive Vice President and Chief Investment
 Director since 1993 (50)  Officer of ITT Hartford Group, Inc. (since April,
                           1993); formerly, Senior Vice President and Chief
                           Investment Officer/Property-Casualty Division of ITT
                           Hartford Group, Inc. (September, 1992-April, 1993)
                           and Vice President (1987-September, 1992). Director
                           (since 1986) and President (since 1993) of The
                           Hartford Investment Management Company, Director of
                           Hartford Fire Insurance Company since April, 1993.
 Gov. William A. O'Neill   Retired since 1991; formerly Governor of the State
 Director since 1992 (66)  of Connecticut (1980-1991).
 Millard H. Pryor, Jr.     Managing Director of Pryor & Clark Co. since 1992;
 Director since 1982 (64)  formerly Chairman and Chief Executive Officer of
                           Corcap, Inc. (1988-1992); Director of Pryor & Clark
                           Company, Corcap, Inc., the Wiremold Company, Hoosier
                           Magnetics, Inc., Infodata Systems, Inc., Pacific
                           Scientific Corporation and Fibralock, Inc.
 Lowndes A. Smith*         President of The Hartford Life Insurance Companies
 Director since 1990 (57)  since January, 1989; formerly, Senior Vice President and Group Comptroller of ITT Hartford Group, Inc.
                           Director of Connecticut Children's Medical Center
                           and American Counsel of Life Insurance.

 NOMINEE (AGE)                             PRINCIPAL OCCUPATION
 ------------------------  ----------------------------------------------------
 John K. Springer          Chief Executive Officer of Connecticut Health
 Director since 1982 (65)  Systems, Inc. since 1989. Director of Connecticut
                           Health Systems, Inc., Hartford Hospital, Medspan
                           (Chairman), CHS Insurance, Ltd. (Chairman) and
                           Hospital Research and Development Institute.


*Designates "interested person" as that term is defined in the 1940 Act due to their positions with Hartford Fire Insurance Companies which ultimately owns the Funds' investment adviser. ITT Hartford Group, Inc. and Hartford Life Insurance Companies are affiliates of the Hartford Fire Insurance Companies.


    Each of the Directors listed above is also a Director of ITT Hartford Mutual Funds, Inc., an open-end management investment company with eight publicly available series and advised by The Hartford Investment Management Company ("HIMCO"), which also serves as investment adviser to the Funds.

                        EXECUTIVE OFFICERS OF THE FUNDS

    The Executive Officers of the Funds are listed in the following table:


NAME, AGE AND POSITION WITH FUNDS                               PRINCIPAL OCCUPATION*
----------------------------------  ------------------------------------------------------------------------------
Joseph H. Gareau (50)               Executive Vice President and Chief Investment Officer of ITT Hartford Group,
President                           Inc.

Peter Cummins (58)                  Vice President of sales and marketing of the Individual Life and Annuity
Vice President                      Division of ITT Hartford Group, Inc. -- Life Companies.

J. Richard Garrett (52)             Vice President and Treasurer of ITT Hartford Group, Inc.
Vice President and Treasurer

John P. Ginnetti (51)               Executive Vice President and Director of Asset Management Services, a division
Vice President                      of ITT Hartford Group, Inc. -- Life Companies.

Andrew W. Kohnke (38)               Vice President and Investment Manager of the ITT Hartford Group, Inc. -- Life
Vice President                      Companies.

Thomas M. Marra (38)                Executive Vice President and Director of the Individual Life and Annuity
Vice President                      Division of ITT Hartford Group, Inc. -- Life Companies.

Michael O'Halloran (50)             Corporate Secretary and Vice President of ITT Hartford Group, Inc.
Vice President, Secretary, and
General Counsel

George R. Jay (45)                  Secretary and Director, Life and Equity Accounting and Financial Control of
Controller                          ITT Hartford Group, Inc. -- Life Companies.

Kevin J. Carr (42)                  Counsel of ITT Hartford Group, Inc. since 1995; Counsel of Connecticut Mutual
Assistant Secretary                 Life Insurance Company, March, 1995 to November, 1995, Associate Counsel of
                                    440 Financial Group of Worcester, 1994 to 1995 and Corporate Counsel --
                                    General Manager of Parker Media, a Hartford-based publishing company,
                                    1990-1994.

James Cubanski (36)                 Director of Tax Administration of ITT Hartford Group, Inc.
Assistant Secretary

* Unless otherwise noted, each officer has been employed by ITT Hartford Group, Inc. for more than five years.


    Directors and officers of the Funds, in the aggregate, own, or have the right to provide voting instructions for, less than one percent of the outstanding shares of the Funds.

REMUNERATION OF OFFICERS AND DIRECTORS

    The Independent Directors receive the following fees from the Funds for their services to the Funds: an aggregate annual retainer of $10,000 and an attendance fee for joint quarterly meetings of the Funds of $8,000, totaling $18,000 if all quarterly meetings are attended. There are no fees for attending committee meetings.

    The following table provides additional information regarding the compensation paid by the Funds and by all investment companies advised by HIMCO (collectively, the "Fund Complex") to those Directors who are not "interested persons" of the Funds, as defined in the 1940 Act (the "Independent Directors"), for their services for the Funds' most recently completed fiscal year. The two non-Independent Directors, Messrs. Gareau and Smith, and each of the officers of the Funds are compensated by ITT Hartford and receive no compensation from the Fund Complex for their services.

                                                                              PENSION OR
                                                                              RETIREMENT
                                                                               BENEFITS                TOTAL COMPENSATION
                                                             AGGREGATE        ACCRUED AS                 FROM THE FUNDS
                                                           COMPENSATION       PART OF THE              AND OTHER FUNDS IN
                  INDEPENDENT DIRECTOR                    FROM THE FUNDS    FUNDS' EXPENSES            THE FUND COMPLEX(1)
--------------------------------------------------------  ---------------   ---------------        ---------------------------
Joseph A. Biernat.......................................      $18,000              0                         $ 23,250
Winifred E. Coleman.....................................      $18,000              0                         $ 20,250
Gov. William A. O'Neill.................................      $18,000              0                         $ 23,250
Millard H. Pryor, Jr....................................      $18,000              0                         $ 23,250
John K. Springer........................................      $16,000              0                         $ 23,250
                                                          -----------            ------             -----------------
Totals..................................................      $88,000              0                         $113,250
                                                          -----------            ------             -----------------
                                                          -----------            ------             -----------------

(1)The aggregate compensation from the Funds, as well as the total compensation paid by the Funds and the Fund Complex to the Independent Directors, are for the fiscal year ended December 31, 1996. The Fund Complex currently consists of twenty-one funds.


    During the fiscal year ended December 31, 1996, each Fund's Board of Directors met four times. While the Boards have no compensation committee, each Board does have an Audit Committee and a Nominating Committee which are composed solely of Independent Directors. The Audit Committees held two joint meetings in 1996. The functions of the Audit Committees include, but are not limited to: (1) recommending to the Boards of Directors the engagement of an independent auditor; (2) reviewing the plan and audits of such auditors' engagement; and (3) reviewing the Funds' internal audit arrangements. The Nominating Committee, which was formed in April of 1996, has met once. The Nominating Committee is responsible for reviewing and recommending to the full Board candidates for election as independent directors. The Nominating Committee will consider written recommendations from shareholders for possible nominees. Shareholders should submit their recommendations to the Secretary of the Funds.

INVESTMENT MANAGER


    HIMCO is the investment manager to each Fund. HIMCO is an indirect wholly-owned subsidiary of ITT Hartford Group, Inc., a Connecticut insurance holding company. Hartford Life Insurance Company is the administrator to the Funds. The investment manager and administrator are both located at 200 Hopmeadow Street, Simsbury, CT 06089. Pursuant to investment sub-advisory agreements between HIMCO and Wellington Management Company, LLP of Boston, Massachusetts ("Wellington Management"), Wellington Management serves as sub-investment adviser to the Advisers Fund, Capital Appreciation Fund, Dividend and Growth Fund, International Advisers Fund, International Opportunities Fund, Small Company Fund and Stock Fund.


RECOMMENDATION OF THE BOARDS OF DIRECTORS OF THE FUNDS:

    THE BOARDS OF DIRECTORS OF THE FUNDS RECOMMEND THAT THE SHAREHOLDERS VOTE FOR THE PROPOSED NOMINEES FOR ELECTION AS DIRECTORS.

REQUIRED VOTE:

    Approval of this proposal by each Fund requires the affirmative vote of a majority of the Fund's outstanding voting securities, as previously defined.

PROPOSALS 2 THROUGH 7

    As described in the following proposals, the Boards of Directors recommend that Shareholders of each Fund approve a number of changes to their respective Funds' fundamental investment restrictions. In this regard, the 1940 Act requires mutual funds (like the Funds) to have certain specific investment policies which can be changed only by a Shareholder vote. Mutual funds may also elect to designate additional policies which may be changed only by a Shareholder vote. Both types of policies are often referred to as fundamental.

    Certain investment restrictions which are not required by the 1940 Act or are more stringent than the requirements of the 1940 Act have been adopted in the past by the Funds to reflect then-existing regulatory, business or industry conditions. In some cases these restrictions no longer reflect the prevailing economic or regulatory climate and do not provide the Funds with sufficient investment flexibility. The Boards of Directors have reviewed all investment restrictions and identified areas where helpful changes could be made. The Boards of Directors believe that HIMCO's ability to manage the Funds in a changing economic and regulatory environment will be enhanced if the proposed changes are made. In addition to providing the Funds with greater flexibility, the changes are intended to standardize the investment restrictions of all the HIMCO-managed funds to enable HIMCO to more easily monitor each Fund's compliance with its investment policies.

    THE FOLLOWING PROPOSALS AFFECT ALL FUNDS. HOWEVER, EACH FUND WILL VOTE SEPARATELY ON EACH PROPOSAL. VOTING BY ONE FUND WILL NOT AFFECT VOTING ON THE PROPOSAL BY ANY OTHER FUND.

    THE ADOPTION OF ANY OF THESE PROPOSALS IS NOT CONTINGENT ON THE ADOPTION OF ANY OTHER PROPOSAL.

PROPOSAL 2 -- PROPOSED AMENDMENT TO THE FUNDAMENTAL INVESTMENT RESTRICTION OF
              EACH FUND REGARDING THE MAKING OF LOANS. FOR SHAREHOLDERS OF ALL FUNDS, VOTING SEPARATELY.

    The Boards of Directors recommend that Shareholders of each Fund approve a proposal to amend the Fund's fundamental investment restriction regarding the making of loans. The 1940 Act requires a mutual fund to have a fundamental investment restriction concerning the making of loans to other persons. The current fundamental investment restriction in this regard is significantly more stringent than the requirements of the 1940 Act. As described more fully below, the Boards of Directors believe that the amendment would provide each Fund with greater investment flexibility consistent with the Fund's investment objectives and policies and the limitations of the 1940 Act.

The Funds' current fundamental investment restriction regarding the making of loans states that:

    "No Fund will make loans, except through the acquisition of (a) publicly distributed bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors; (b) money market instruments as permitted in accordance with the Fund's investment policies; and (c) repurchase agreements and except that the Small Company Fund may lend portfolio securities in accordance with the Fund's investment policies in amounts up to 33 1/3% of the Fund's total assets. The Fund may enter into repurchase agreements with respect to securities issued or guaranteed by the U.S. Government, with commercial banks having assets in excess of $1 billion or with recognized government securities dealers with net capital in excess of $50 million. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the market value of a Fund's total assets would be invested in such repurchase agreements together with any other investment the Fund may hold for which market quotations are not readily available."

    As amended, each Fund's fundamental investment restriction regarding the making of loans would be as follows:

    "[Each Fund] may not . . .

    Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into fully collateralized repurchase agreements, and (3) purchase debt obligations in which the Fund may invest consistent with its investment policies."

    Following this amendment each Fund would be permitted to lend its portfolio securities in amounts up to 33 1/3% of the Fund's total assets. When a Fund enters into a securities loan, it lends certain of its portfolio securities to broker-dealers or other parties and typically receives an interest payment in return. These transactions must be fully collateralized at all times, but involve some risk to the Fund if the other party to a transaction (the "counterparty") should default on its obligation. If the counterparty should become involved in bankruptcy or insolvency proceedings, it is possible that the Fund may be treated as an unsecured creditor and be required to return the underlying collateral to the counterparty's estate. The Boards of Directors believe that this risk is outweighed by the potential benefits that will inure to the Funds through the interest income they will receive.

    This amendment would also provide additional flexibility with respect to repurchase agreements. When a Fund enters into a repurchase agreement, it typically purchases a security for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing a Fund's cost plus interest. Current industry practice is to consider repurchase agreements with a maturity of greater than seven days as "illiquid." The current restriction prevents a Fund from investing in a repurchase agreement that matures in more than one week if such a transaction would result in the Fund having more than 10% of its assets invested in such repurchase agreements as well as securities for which market quotations are not readily available. Securities for which market quotations are not readily available are also generally considered to be illiquid securities. Each Fund currently has a non-fundamental investment restriction with respect to the maximum amount of assets that may be invested in illiquid securities, which varies by Fund as follows: 15% for the Dividend and Growth Fund, International Advisers Fund, International Opportunities Fund and Small Company Fund, 10% for the Advisers Fund, Capital Appreciation Fund, Bond Fund, Mortgage Securities Fund, Stock Fund, U.S. Government Money Market Fund and the HVA Money Market Fund. The Board intends to revise this non-fundamental investment restriction regarding illiquid securities to permit all Funds, other than the U.S. Government Money Market Fund and the HVA Money Market Fund, to invest up to 15% of their total assets in illiquid securities. Under the new non-fundamental investment restriction, the U.S. Government Money Market Fund and the HVA Money Market Fund will continue to be subject to the 10% limitation. Thus, the amendment would reflect the change to the non-fundamental investment restriction regarding investment in illiquid securities by permitting each Fund to invest up to 15% of its assets in repurchase agreements maturing in more than one week and other illiquid securities, except that the U.S. Government Money Market Fund and the HVA Money Market Fund will continue to be subject to a 10% limit in this regard.

    The amendment would also allow the Boards of Directors the flexibility to set the qualifications of counterparties to repurchase agreements as they deem appropriate. The Boards of Directors intend to continue the current operating policy, which is more restrictive than the current fundamental investment restriction, allowing the Fund to enter into repurchase agreements only with commercial banks having assets in excess of $1 billion or with recognized government securities dealers with net capital of at least $100 million. The Boards of Directors believe that this amendment will benefit the Funds by enabling the Boards to set new counterparty qualifications based on market and industry conditions as deemed appropriate without seeking a Shareholder vote.

    In addition, following this amendment, the Funds would be permitted to purchase privately distributed debt securities consistent with their investment objectives and policies. Currently, each Fund may only invest in publicly distributed debt. HIMCO believes this limitation has unnecessarily constrained the range of debt securities available to the Funds without affording any material reduction in risk or other benefits to the Funds. Privately issued debt may, in some cases, be less liquid than publicly distributed debt securities. Nevertheless, HIMCO and the Boards of Directors believe that the Funds would benefit by being permitted to invest in privately distributed debt assuming that a purchase of such debt is otherwise consistent with a Fund's investment objectives and policies.

RECOMMENDATION OF THE BOARDS OF DIRECTORS OF THE FUNDS:

    THE BOARDS OF DIRECTORS RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND ADOPT THE PROPOSED CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING THE MAKING OF LOANS.

REQUIRED VOTE

    Approval of this proposal by each Fund requires the affirmative vote of a majority of the Fund's outstanding voting securities, as previously defined.

PROPOSAL 3 -- PROPOSED AMENDMENT TO THE FUNDAMENTAL INVESTMENT RESTRICTION OF
              EACH FUND REGARDING BORROWING. FOR SHAREHOLDERS OF ALL FUNDS, VOTING SEPARATELY.

    The Boards of Directors recommend that Shareholders of each Fund approve a proposal to amend the fundamental investment restriction regarding borrowing. The 1940 Act requires a mutual fund to have a fundamental investment restriction concerning the borrowing of money. The current fundamental investment restriction in this regard is significantly more stringent than the applicable requirement of the 1940 Act. As described more fully below, the Boards of Directors believe that the amendment would provide each Fund with, among other things, greater flexibility to meet redemption requests.

The Funds' current fundamental investment restriction regarding borrowing states that:

    "Except for the Dividend and Growth Fund, the International Advisers Fund, the International Opportunities Fund and the Small Company Fund, none of the Funds may borrow amounts in excess of 5% of its assets, and borrowing by each of the Funds can be only from banks or through reverse repurchase agreements and as a temporary measure for extraordinary or emergency purposes. For the Dividend and Growth Fund and the International Advisers Fund, the percentage limit on borrowing is 15%, for the International Opportunities Fund the percentage limit is 20%, and for the Small Company Fund the percentage limit is 33 1/3%. In addition, the Dividend and Growth Fund will not purchase securities when its borrowings exceed 5% of its assets."

    As amended, each Fund's fundamental investment restriction regarding borrowing would be as follows:

    "[Each Fund] may not . . .

    Borrow money, except from banks and then only if immediately after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act. For purposes of this restriction, reverse repurchase agreements, mortgage dollar rolls, short sales against the box, futures contracts, options on futures contracts, securities or indices, when issued and delayed delivery transactions and securities lending shall not constitute borrowing."

    Because the Funds may occasionally need to borrow money to meet substantial Shareholder redemption or exchange requests when available cash is not sufficient to satisfy these needs, the Boards of Directors have proposed this amendment to each Fund's fundamental investment restriction to afford each Fund greater flexibility to engage in borrowing transactions. The new restriction would allow the Funds to borrow larger amounts of money consistent with the "asset coverage" requirements of the 1940 Act (which provide that borrowings may not constitute more than 33 1/3% of a Fund's assets). Although the proposal would provide the Funds with greater flexibility to engage in borrowing transactions, as a practical matter, the Boards of Directors currently do not expect the amendments to result in any material changes to any Fund's investment program.

    In addition, the Boards of Directors of the Funds intend to adopt the following operating policy when money borrowed exceeds 5% of a Fund's assets:

    "[As a matter of operating policy, the Fund will not:] Purchase additional securities when money borrowed exceeds 5% of the Fund's total assets;"

    This policy is intended to ensure that the amendment will not result in any Fund being exposed to undue risk as a consequence of "leveraging," which involves the purchase of securities with borrowed money. Since a Fund will not be able to purchase securities when borrowings exceed 5% of assets, the Funds will not be able to engage in leveraging to any significant degree and, thus, the proposal does not give rise to the risks associated with leveraging.

    Nevertheless, it is possible that a Fund's ability to borrow a larger percentage of its assets could adversely affect a Fund if a Fund was unable to liquidate sufficient securities or was forced to liquidate securities at unfavorable prices in order to pay back the borrowed sums. However, the Boards of Directors believe that these risks are outweighed by the greater flexibility a Fund would have in borrowing. The increased ability to borrow should permit a Fund, if it were faced with substantial Shareholder redemptions or other emergency situations, to avoid liquidating securities at unfavorable prices or times to a greater degree than would be the case under the current policy.


    The Funds presently anticipate that borrowings would be effected through borrowings from banks and through reverse repurchase agreements. A reverse repurchase agreement is a transaction whereby a Fund sells a portfolio security to a bank or broker-dealer (counterparty) in return for a percentage of the portfolio security's market value. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security from the counterparty by paying an agreed upon purchase price plus interest. Reverse repurchase agreements can avoid certain market risks and transaction costs associated with an outright sale and repurchase. The Securities and Exchange Commission ("SEC") considers a reverse repurchase agreement to be a borrowing because, in economic reality, the transaction can be viewed as a collateralized loan to a Fund as the Fund typically retains all incidents of ownership over the security to be repurchased. However, under applicable SEC interpretations, a Fund may "cover" its obligation to repurchase the security by establishing a segregated account consisting of liquid assets which are "marked-to-market" daily so that the value of the segregated account is at all times equal to the value of the Fund's obligation under the reverse repurchase agreement. The existence of a segregated account in connection with a reverse repurchase agreement eliminates the risks associated with "leveraging," and, under these circumstances, such an agreement is not deemed to be a borrowing that is subject to the 300% asset coverage test. The amendment would clarify that reverse repurchase agreements (as well as other "covered" instruments) are not "borrowings" for purposes of the 300% asset coverage requirement. However, the Fund has adopted a non-fundamental investment restriction to the effect that bank borrowings, reverse repurchase agreements and other transactions that may be economically equivalent to a borrowing shall not exceed 33 1/3% of a Fund's assets.


    The Funds intend to comply with applicable state regulations with respect to borrowing. The most restrictive of these regulations currently limits borrowing to (1) 10% of a Fund's net asset value when borrowing for any general purpose, and (2) 25% of a Fund's net asset value when borrowing as a temporary measure to facilitate redemptions.

RECOMMENDATION OF THE BOARDS OF DIRECTORS OF THE FUNDS:

    THE BOARDS OF DIRECTORS RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND ADOPT THE PROPOSED CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING BORROWING.

REQUIRED VOTE

    Approval of this proposal by each Fund requires the affirmative vote of a majority of the Fund's outstanding voting securities, as previously defined.

PROPOSAL 4 -- PROPOSED AMENDMENT TO THE FUNDAMENTAL INVESTMENT RESTRICTION OF
              EACH FUND REGARDING DIVERSIFICATION. FOR SHAREHOLDERS OF ALL FUNDS, VOTING SEPARATELY.

    The Boards of Directors recommend that Shareholders of each Fund approve a proposal to amend the Fund's fundamental investment restriction regarding the diversification of its investments. This amendment would reflect the standard restriction which is used by other HIMCO-managed funds to provide the maximum flexibility permitted by the 1940 Act. Under the 1940 Act, a "diversified" fund generally may not purchase securities of an issuer (other than cash, cash items, or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities), if, with respect to 75% of a fund's assets:
(a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in securities of such issuer, or (b) such purchase would result in more than 10% of the outstanding voting securities of such issuer being held by the fund. The remaining 25% of a fund's total assets are not subject to restrictions in this regard. While each Fund is a "diversified" fund, each Fund's current restriction relating to diversification is more restrictive than the applicable requirements of the 1940 Act.

The Funds' current fundamental investment restriction regarding diversification states that:

    "At least 75% of the assets of each Fund will be represented by securities limited in respect of any one issuer (except U.S. Government securities) to an amount not greater in value than 5% of the value of the total assets of such Fund. Not more than 10% of the assets of a Fund will be invested in the securities of any one issuer (except U.S. Government securities)," and, with respect to all Funds except the Capital Appreciation Fund and Small Company Fund, "no Fund will acquire more than 5% of the outstanding voting securities of any one issuer."

    As amended each Fund's fundamental investment restriction regarding diversification would be as follows:

    "[Each Fund] may not . . .

    With respect to 75% of its total assets, purchase securities of an issuer (other than cash, cash items, or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities), if: (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in securities of such issuer; or (b) such purchase would result in more than 10% of the outstanding voting securities of such issuer being held by the Fund."

    Currently, each of the Advisers Fund, Bond Fund, Dividend and Growth Fund, Index Fund, International Advisers Fund, International Opportunities Fund, Mortgage Securities Fund, Stock Fund, U.S. Government Money Market Fund, and HVA Money Market Fund, is prohibited from purchasing more than 5% of the outstanding voting securities of any issuer. Following the amendment, each Fund would continue to be a "diversified" fund for purposes of the 1940 Act, but would be able to invest up to 25% of its total assets in the securities of any one issuer. HIMCO believes that this additional flexibility could assist a Fund in achieving its investment objective. Investment of a greater amount of assets in fewer issuers decreases the amount of portfolio diversification and enhances the possibility that a Fund's performance could be adversely affected by the performance of a single issuer. However, as a practical matter, HIMCO does not currently anticipate that the proposed amendment would result in a change to any Fund's investment program nor materially increase any Fund's investment risk.

    To the extent a Fund individually or with other funds and accounts managed by HIMCO or its affiliates were to own a substantial portion of the outstanding voting securities of a particular issuer, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such voting securities when HIMCO believes it advisable to do so, or may be able to sell the securities only at prices significantly lower than if they were more widely held.

    In addition, certain of the companies in which a Fund may invest a greater portion of its assets following the amendment could have relatively small equity market capitalizations (e.g., under $1 billion). Such companies often have limited product lines, markets or financial resources. The securities of these companies may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, these securities may fluctuate in value more than those of larger, more established companies. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value.

RECOMMENDATION OF THE BOARDS OF DIRECTORS OF THE FUNDS:

    THE BOARDS OF DIRECTORS RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND ADOPT THE PROPOSED CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO DIVERSIFICATION.

REQUIRED VOTE

    Approval of this proposal by each Fund requires the affirmative vote of a majority of the Fund's outstanding voting securities, as previously defined.

PROPOSAL 5 -- PROPOSED AMENDMENT TO THE FUNDAMENTAL INVESTMENT RESTRICTION OF
              EACH FUND REGARDING INVESTMENTS IN REAL ESTATE. FOR SHAREHOLDERS OF ALL FUNDS, VOTING SEPARATELY.

    The Boards of Directors recommend that Shareholders of each Fund approve a proposal to amend the Fund's fundamental investment restriction regarding investments in real estate. The 1940 Act requires a mutual fund to have a fundamental investment restriction regarding the purchase and sale of real estate. As described more fully below, the amendment would provide maximum flexibility under the 1940 Act and reflect the standard restriction which is used by other HIMCO-managed funds.

The Funds' current fundamental investment restriction regarding real estate states that:

    "No Fund will invest in real estate, except that each of the Adviser's Fund, Bond Fund, Index Fund and Stock Fund may invest up to 10% of its assets in interests in real estate which are readily marketable, and except that the Dividend and Growth Fund, the International Opportunities Fund and the International Advisers Fund may hold up to 5% of its assets in real estate or mineral leases acquired through the ownership of securities, but such Funds will not acquire securities for the purpose of acquiring real estate or mineral leases, commodities or commodity contracts. Notwithstanding the above restriction, the Mortgage Securities Fund may invest up to 100% of its assets in mortgage-related securities."

    As amended, each Fund's fundamental investment restriction regarding real estate would be as follows:

    "[Each Fund] may not . . .

    Purchase or sell real estate, except that a Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (e.g., real estate investment trusts), (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities, (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities, and (vi) invest in real estate limited partnerships."

    The proposed amendment enables each Fund to invest in a wider range of real estate-related investments and permits each Fund to commit a greater portion of assets to such investments, many of which the Funds may already invest in under the current restriction. In addition, each Fund would have additional flexibility to own real estate directly as a result of the exercise of its rights in connection with debt obligations it owns. In such cases, the ability to acquire and dispose of real estate may serve to protect the Fund during times where an issuer of debt securities is unable to meet its obligations. HIMCO believes that the enhanced flexibility could assist a Fund in achieving its investment objective.

    To the extent a Fund holds real estate-related securities, it will be subject to the risks associated with the real estate market. These risks may include declines in the value of real estate, changes in general or local economic conditions, overbuilding, difficulty in completing construction, increased competition, changes in zoning laws, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will increase the cost of obtaining financing, which may result in a decrease in the value of such investments. In addition, in order to enforce its rights in the event of a default of these securities, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations. This could increase the Fund's operating expenses and adversely affect the Fund's net asset value. Moreover, direct investments in real estate as well as certain real estate related investments are considered "illiquid" and are subject to the risks associated with illiquid assets. These risks include the possibility that a Fund may be unable to dispose of the asset at a time when it may be advantageous to do so and that the asset may be worth less than the price at which a Fund values it for purpose of determining net asset value.

RECOMMENDATION OF THE BOARDS OF DIRECTORS OF THE FUNDS:

    THE BOARDS OF DIRECTORS RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND ADOPT THE PROPOSED CHANGES TO THE FUNDAMENTAL INVESTMENT RESTRICTION OF EACH FUND WITH RESPECT TO INVESTMENTS IN REAL ESTATE.

REQUIRED VOTE

    Approval of this proposal by each Fund requires the affirmative vote of a majority of the Fund's outstanding voting securities, as previously defined.

PROPOSAL 6 -- PROPOSED AMENDMENT TO THE FUNDAMENTAL INVESTMENT RESTRICTION OF
              EACH FUND REGARDING SENIOR SECURITIES. FOR SHAREHOLDERS OF ALL FUNDS, VOTING SEPARATELY.

    The Boards of Directors recommend that Shareholders of each Fund approve a proposal to amend the Fund's fundamental investment restriction regarding the issuance of senior securities. Generally, a "senior security" is a security which has priority over any other security as to distribution of assets or dividends. The 1940 Act requires a mutual fund to have a fundamental investment restriction regarding the issuance of senior securities. The amendment would clarify that certain investment practices are not considered to be the issuance of a senior security and reflect the standard restriction which is used by other HIMCO-managed funds.

The Funds' current fundamental investment restriction regarding senior securities states that:

    "No Fund will issue senior securities, but for this purpose transactions in futures contracts and options thereon shall not be deemed the issuance of senior securities."

    As amended, each Fund's fundamental investment restriction regarding the issuance of senior securities would be as follows:

    "[Each Fund] may not . . .

    Issue senior securities. For purposes of this restriction, the issuance of shares of common stock in multiple classes or series, obtaining of short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, short sales against the box, the purchase or sale of permissible options and futures transactions (and the use of initial and maintenance margin arrangements with respect to futures contracts or related options transactions), the purchase or sale of securities on a when issued or delayed delivery basis, permissible borrowings entered into in accordance with a Fund's investment policies, and reverse repurchase agreements and mortgage dollar rolls for which a segregated account has been established to cover such transactions or for which an offsetting position has been established by the Fund, are not deemed to be issuances of senior securities."

    The 1940 Act generally prohibits open-end investment companies such as the Funds from issuing any senior security. The purpose of the existing investment restriction was to confirm that a Fund will not issue any senior securities and clarify that certain instruments would not be considered senior securities for this purpose. That is, certain investments which give rise to an economic obligation on the part of a Fund could conceivably be viewed as constituting the issuance of a senior security by a Fund. To avoid such a result, under existing interpretations of the SEC, a Fund must "cover" the amount of the economic obligation with a "segregated account" consisting of liquid securities or through an "offsetting position." The existing investment restriction enumerated only futures contracts and options thereon as investments that give rise to an economic obligation which will not be considered senior securities (if they are covered through a segregated account or an offsetting position). The proposal merely clarifies that any permissible investment that gives rise to an economic obligation will not be considered a senior security (as long as it is covered by a segregated account or an offsetting position). Although HIMCO believes that each Fund may currently engage in all of the investment practices described in the new investment restriction without violating its current restriction, it believes that the amendment will remove any possible ambiguity.

RECOMMENDATION OF THE BOARDS OF DIRECTORS OF THE FUNDS:

    THE BOARDS OF DIRECTORS RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND ADOPT THE PROPOSED CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING SENIOR SECURITIES.

REQUIRED VOTE

    Approval of this proposal by each Fund requires the affirmative vote of a majority of the Fund's outstanding voting securities, as previously defined.

PROPOSAL 7 -- PROPOSED AMENDMENT TO THE FUNDAMENTAL INVESTMENT RESTRICTION OF
              EACH FUND REGARDING INVESTMENTS IN COMMODITIES. FOR SHAREHOLDERS OF ALL FUNDS, VOTING SEPARATELY.

    The Boards of Directors recommend that Shareholders of each Fund approve a proposal to amend the Fund's fundamental investment restriction regarding investments in commodities. The 1940 Act requires a mutual fund to have a fundamental investment restriction regarding the purchase and sale of commodities. As described more fully below, the amendment is intended to clarify the nature of the permissible commodities transactions in which the Funds may engage.

The Funds' current fundamental investment restriction regarding commodities states that:

    "No Fund will purchase commodities or commodity contracts, except for transactions in futures contracts and options on futures contracts."

    As amended, each Fund's fundamental investment restriction regarding commodities would be as follows:

    "[Each Fund] may not . . .

    Invest in commodities, except that a Fund may (i) invest in securities of issuers that invest in commodities, and (ii) engage in permissible options and futures transactions and forward foreign currency contracts, entered into in accordance with the Fund's investment policies."

    Under the revised restriction, each Fund will continue to be able to engage in a variety of transactions involving the use of financial futures and options and foreign currencies, as well as various other commodity related financial transactions to the extent consistent with its investment objectives and policies, and, in the case of the Money Market Fund, SEC rules applicable to money market funds. For example, the revised restriction clarifies that the Funds may invest in issuers which in turn invest in commodities. Additionally, the revised restriction clarifies that each Fund may enter into forward foreign currency contracts to the extent such transactions are consistent with a Fund's existing investment policies. The Boards of Directors believe that the Funds can engage in these types of transactions under the existing policy, but believe the change will be helpful to avoid any ambiguity in this regard.

RECOMMENDATION OF THE BOARDS OF DIRECTORS OF THE FUNDS:

    THE BOARDS OF DIRECTORS RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND ADOPT THE PROPOSED CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTMENTS IN COMMODITIES.

REQUIRED VOTE

    Approval of this proposal by each Fund requires the affirmative vote of a majority of the Fund's outstanding voting securities, as previously defined.

PROPOSAL 8 -- PROPOSAL TO RATIFY SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS.
              FOR SHAREHOLDERS OF ALL FUNDS, VOTING SEPARATELY.

    The Directors of each Fund, including the Independent Directors, have selected Arthur Andersen LLP to serve as the independent accountants for each Fund for the Fund's fiscal year ending December 31, 1997, subject to the right of each Fund to terminate such employment immediately without penalty by vote of a majority of the outstanding voting securities of the Fund at any meeting called for such purpose.

    Arthur Andersen LLP has served as each Fund's independent public accountants since each Fund's inception. Audit services during the fiscal year ended December 31, 1996 consisted of examinations of each Fund's financial statements for this period and reviews of each Fund's filings with the SEC. Arthur Andersen LLP also serves as the independent public accountants for ITT Hartford Group, Inc. and its affiliates. A representative of Arthur Andersen LLP is expected to be available at the Meeting to make a statement and to respond to appropriate questions.

RECOMMENDATION OF THE BOARDS OF DIRECTORS OF THE FUNDS:

    THE DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE IN FAVOR OF THE RATIFICATION OF ARTHUR ANDERSEN LLP AS EACH FUND'S INDEPENDENT PUBLIC ACCOUNTANTS.

REQUIRED VOTE

    Approval of this proposal by each Fund requires the affirmative vote of a majority of the Fund's outstanding voting securities, as previously defined.

                   PROXIES AND VOTING AT THE SPECIAL MEETING

    Any person giving a proxy has the power to revoke the proxy any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Fund. In addition, although mere attendance at the Meeting will not revoke a proxy, a Shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in the same proportion as shares of the Funds for which instructions were received.

    In the event that, at the time any session of the Meeting is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of Proposals 2 through 8 and for the nominees set forth in Proposal 1 have not been received, the persons named as proxies will vote those proxies which they are entitled to vote in favor of the relevant proposal for such an adjournment and will vote those proxies required to be voted against the proposal against any such adjournment. A Shareholder vote may be taken on one or more of the proposals in the

Proxy Statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.


    Shares of common stock of each Fund represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the Proposals presented for Shareholder approval) will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions have the effect of a negative vote on a Proposal. Under each Fund's Articles of Incorporation, fifty percent (50%) of the shares of a Fund entitled to vote on a matter shall constitute a quorum for the transaction of business on that matter. As noted above, the vote of a majority (as previously defined) of all of the shares voted at the Meeting is sufficient to elect the nominees.


                            SHAREHOLDERS' PROPOSALS


    The Fund is not required, and does not intend, to hold meetings of Shareholders each year. Instead, meetings will be held only when and if required. Any Shareholders desiring to present a proposal for consideration at the next meeting of Shareholders of a Fund must submit such proposal in writing so that it is received by the Fund at Hartford Life Insurance Companies, Variable Products Operations, Hartford Plaza, Hartford, Connecticut 06115 no later than 120 days prior to any such meeting.


                                 OTHER BUSINESS

    The Boards of Directors know of no other business that will be presented for consideration at this Meeting. If, however, any of the nominees named above is not available for election because of death or other unexpected occurrence, or if any other matters are properly brought before the Meeting, it is the intention of each person named as a proxy to cast all votes for which there are not specific instructions to the contrary in accordance with his own judgment.

FUND NAME PRINTS HERE

   The undersigned contract owner, an annuitant or participant, by completing this form does hereby appoint Michael O'Halloran, Kevin Carr and Andrew Kohnke with full power of substitution to each, to direct that the votes attributable to the undersigned's interest be cast as indicated at the Special Meeting of the Fund to be held at 1:30 p.m. on April 22, 1997 at the offices of ITT Hartford Insurance Group, Hartford Life Insurance Company, 200 Hopmeadow Street, Simsbury, Connecticut and at any adjournments thereof.

PLEASE VOTE, DATE, SIGN EXACTLY AS NAME APPEARS BELOW AND RETURN THIS FORM IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. YOU WILL RECEIVE A SEPARATE INSTRUCTION CARD FOR EACH FUND FOR WHICH YOU ARE ENTITLED TO VOTE. PLEASE COMPLETE AND RETURN EACH FORM IN THE ENCLOSED ENVELOPE.

                                        Date:_____________________, 1997

                                       NOTE: The undersigned hereby
                                       acknowledges receipt of the Notice of
                                       Special Meeting and Proxy Statement,
                                       and revokes any proxy heretofore
                                       given with respect to votes covered
                                       by this proxy.
                                        _____________________________________
                                       |                                     |
                                       |                                     |
                                       |                                     |
                                       |_____________________________________|

                                                      (Signature)

   THIS SOLICITATION IS BEING MADE ON BEHALF OF THE BOARD OF DIRECTORS

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW / / USING BLUE OR BLACK INK OR DARK PENCIL.

THE PROXY WILL BE VOTED AS SPECIFIED BELOW. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

(1) Election of Directors:


NOMINEES: Joseph A. Biernat; Winifred E. Coleman;  FOR all nominees     WITHHOLD
Joseph H. Gareau; Gov. William A. O'Neill;        (except as marked    AUTHORITY
Millard H. Pryor, Jr.; Lowndes A. Smith;           to the contrary   to vote for
John K. Springer                                      below).       all nominees


INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR
ANY NOMINEE, WRITE THAT NOMINEE'S NAME ON THIS
LINE. _________________________________________           / /             / /

APPROVAL OF AN AMENDMENT TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING:

(2) the making of loans               FOR / /     AGAINST / /     ABSTAIN / /
(3) borrowing                         FOR / /     AGAINST / /     ABSTAIN / /
(4) diversification                   FOR / /     AGAINST / /     ABSTAIN / /
(5) real estate                       FOR / /     AGAINST / /     ABSTAIN / /
(6) senior securities                 FOR / /     AGAINST / /     ABSTAIN / /
(7) commodities                       FOR / /     AGAINST / /     ABSTAIN / /
(8) Ratification of Arthur Andersen FOR / / AGAINST / / ABSTAIN / / LLP as each Fund's independent public accountants for the fiscal period ending December 31, 1997.

The undersigned, by completing this form, does hereby request that the Proxies be authorized to exercise their discretion in voting upon such other business as may properly come before the meeting.